UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2022

B. Riley Principal 150 Merger Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40083	85-2081659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

299 Park Avenue, 21st Floor

New York, New York 10171

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 457-3300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	BRPMU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	BRPM	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	BRPMW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2022, the board of directors (the “Board”) of B. Riley Principal 150 Merger Corp. (the “Company”) appointed Timothy Presutti to the Board. Mr. Presutti was appointed to serve as a Class I director with a term expiring at the Company’s first annual meeting of stockholders. The Board appointed Mr. Presutti, who was determined to be an “independent director” as defined in the applicable Nasdaq listing standards, to the Board’s Audit Committee.

Mr. Presutti currently serves as managing partner and chief investment officer of Woody Creek Capital Partners LLC, a private investment firm he founded in 2007 that specializes in private credit and special situation investing. Mr. Presutti has been the sole owner and managing director of Woody Creek Capital Partners LLC since 2006, Woody Creek Capital Management LLC since 2018 and Wocap II GP, LLC since 2017. Mr. Presutti additionally serves as senior advisor to the Bosarge Family Office based in Houston, TX. Mr. Presutti has nearly twenty-four years of finance experience, spanning investing, portfolio management, trading and capital markets. As co-founder of Broadbill Investment Partners, an investment management firm, Mr. Presutti oversaw all capital raising for two funds and a co-investment platform. He was a member of the Investment Committee and is now a senior advisor, minority owner and managing director to Broadbill Investment Partners since 2011. Mr. Presutti started his career at Bankers Trust, which was acquired by Deutsche Bank Securities Inc. in 1999; his last position there was managing director and head of High Yield trading from 2005 to 2007. Mr. Presutti served on the board of directors of BRPM from 2018 until the completion of its business combination in February 2020. Mr. Presutti served on the board of directors of BRPM II from May 2020 until the completion of its business combination in November 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B. RILEY PRINCIPAL 150 MERGER CORP.

Dated: February 18, 2022	By:	/s/ Daniel Shribman
		Name:	Daniel Shribman
		Title:	Chief Executive Officer and
Chief Financial Officer

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